FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

~~November 9, 2004~~ October 3, 2005

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855

86-0564171

(Commission File

        (I.R.S. Employer

Number)

      Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 1.01 Entry into a Material Definitive Agreement

  The United States Government, through the Forest Service of the Department of Agriculture, conducted an auction of two parcels approximating 21 acres of land in Sedona, Arizona (the Property).  James Bruno Enterprises LLC (Bruno) was the winning bidder.  The Company and Bruno had no relationship prior to this transaction.  The Company entered into an Operating Agreement with Bruno as a Member of ILX-Bruno LLC on August 19, 2005 in which the Company is named as the Manager of ILX-Bruno LLC, the entity formed to purchase and develop the Property. The Operating Agreement was not effective until the completion of the purchase of the Property on October 3, 2005 and is attached as Exhibit 10.1 to this Current Report.

On September 27, 2005, the Company entered into a $5,000,000 Promissory Note with ILX-Bruno LLC.  The Promissory Note is attached as Exhibit 10.2 to this Current Report and is secured by a Deed of Trust and Security Agreement on the Property.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.01 Completion of Acquisition or Disposition of Assets

The Company, through its membership in ILX-Bruno LLC, completed acquisition of the Property on October 3, 2005.  The total purchase price was $8,416,238.  The land was purchased from The United States Government, through the Forest Service of the Department of Agriculture.  Bruno contributed $1,050,000 and the Company contributed $7,366,238.  $5,000,000 of the $7,366,238 is in the form of a Promissory Note with ILX-Bruno LLC and is attached hereto as Exhibit 10.2 to this Current Report.  ILX-Bruno LLC plans to develop timeshare units on one of the parcels.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The Company issued a press release announcing that it has acquired land in Sedona, Arizona.  A copy of this press release is incorporated herein by reference and filed as Exhibit 99.1 to this Current Report.

The information contained under this item on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of

1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

Exhibit 10.1

Operating Agreement and Restated First Amendment to the Operating Agreement of ILX-Bruno LLC by and among ILX Resorts Incorporated as the Manager, James Bruno Enterprises LLC as a Member and ILX Resorts Incorporated as a Member

Exhibit 10.2

Promissory Note between ILX Resorts Incorporated and ILX Bruno LLC

Exhibit 99.1

Registrant’s Press Release dated October 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date:  October 4, 2005

/s/ Nancy J. Stone

Nancy J. Stone

President